Legg Mason Cash Reserve Trust

Supplement to the Prospectus dated December 29, 1999

The first sentence under the heading "Exchange Privilege" on page 11 of the Prospectus is revised to read as follows:

Fund shares may be exchanged for shares of any of the other Legg Mason funds or the Bartlett funds, provided these funds are eligible for sale in your state of residence.

This Supplement is dated January 3, 2000